Exhibit 10.3

Docusign Envelope ID: 117C28AC - 7ADA - 471E - A016 - 3FA240F97C49 IRREVOCABLE TRANSFER AGENT INSTRUCTIONS VStock Transfer LLC 18 Lafayette Place Woodmere, NY Ladies and Gentlemen: LAMY, a Wyoming corporation (the "Company") and GB II Partners Inc . (collectively with its affiliates, successors and assigns, the "Lender"), have entered into a convertible promissory note in the principal amount as of the date hereof of $ 250 , 000 . 00 (the "Note") . A copy of the Note is attached hereto . VStock Transfer, as the registrar and transfer agent (the "Transfer Agent") for the Company's common stock (the "Common Stock"), the Company requests that you familiarize yourself with your issuance and delivery obligations contained in the Note . Capitalized terms used but not defined in this instruction letter shall have the meanings ascribed to them in the Note as the case may be . Notwithstanding anything herein to the contrary, the instructions herein shall also apply to the issuance of, and removal of restrictive legend from, any shares of the Company's common stock related to any amendment or settlement entered into between the Company and the Lender with respect to the Note . You are hereby irrevocably authorized, directed and instructed to reserve a sufficient number of shares of Common Stock, to provide for the issuance of a number of shares of Common Stock into which the Note is convertible into (each the "Conversion Shares") (initially 3 , 333 , 334 shares of Common Stock) (the "Reserved Amount") . Pursuant to the terms of the Note, the Reserved Amount shall be recalculated and adjusted, and in addition the Reserved Amount may be increased, from time to time, by written instructions of the Lender . Any shares reserved hereunder may be utilized by the Lender to satisfy the Company's obligations under the Agreement or Note, and the transfer agent must issue any such shares within three (3) business days of request from Lender, without the need for any action or confirmation by the Company . In the event that the issuer is in arrears, VStock Transfer will require payment of the balance due in addition to the conversion fees from either the issuer or the funding source . In no event shall the Transfer Agent be required to issue and deliver share certificates without prior payment of its fees for the certificates to be issued . The ability of the Lender to convert the Note into Conversion Shares in a timely manner is a material obligation of the Company pursuant to the Note . You are therefore irrevocably authorized, directed, and instructed to issue the Conversion Shares to the Lender as provided herein (without any restrictive legend, either in certificated fonn or through the facilities of the Depository Trust Company as requested by the Lender) upon the presentation by the Lender of customary documentation as described below without any further action or confirmation by the Company . The transfer agent shall issue the Conversion Shares within three (3) business days of your receipt from the Lender of : (A) a notice of conversion of the Note (a "Conversion Notice") executed by the Lender ; and (B) an opinion of counsel to the Company or the Lender, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Conversion Shares issued to the Lender pursuant to the Conversion Notice are not "restricted securities" as defined in Rule 144 or other applicable exemption and should be issued to the Lender without any restrictive legend . The transfer agent must issue the shares of common stock to the Lender, pursuant to this letter, despite any threatened or ongoing dispute between the Company and Lender, unless the Company provides a certified copy of a valid court order prohibiting such issuance prior to the issuance deadline for the respective conversion . The Transfer Agent will not be responsible for any of the numbers or calculations provided in the Conversion Notice . In the event that the Reserved Amount is insufficient to accommodate the number of Conversion Shares to be issued pursuant to any Conversion Notice, the Company agrees and directs that you issue the Conversion Shares that may be in excess of the Reserved Amount using all then available authorized, but unissued shares of Common Stock . 1

2 Docusign Envelope ID: 117C2SAC - 7ADA - 471E - A016 - 3FA240F97C49 The Company hereby requests and directs that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Conversion Shares pursuant to any Conversion Notice received from the Lender . You are directed to not delay in processing any Conversion Notice owing to the fact that the Company is in arrears of its fees and other monies owed to your firm, and you acknowledge that you will not so delay any Conversion Notice processing . If at the time a Conversion Notice is delivered to your firm the Company is then in arrears to your firm, or has been placed on credit hold, Lender shall have the right as a condition to such processing to pre - pay the full cost of processing the Conversion Notice . The Transfer Agent is hereby authorized and directed to promptly disclose to the Lender without any additional confirmation from the Company, after Lender's request from time to time, the total number of shares of common stock issued and outstanding, cost basis on any issuance of the Company's common stock, total number of shares of common stock in the float, total number of shares of common stock that are authorized but unissued and unreserved, and number of shares of the Company's commori stock held in reserve for the Lender . The Transfer Agent is also authorized to, without any additional confirmation from the Company, release any information you deem necessary towards the processing, clearing and settlement of the shares arising from this reservation, as well as effectuate a transfer of all or a portion of the shares of common stock reserved hereunder to any third party if directed to do so by Lender . The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim, or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith (which gross negligence or bad faith must be determined by a final, non - appealable order, judgment, decree or ruling of a court of competent jurisdiction) . You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel . The Board of Directors of the Company has approved the foregoing irrevocable instructions . The Company agrees that in the event that you resign or are terminated or removed as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these irrevocable instructions within five (5) days of such event . The Company shall not terminate the Transfer Agent as the Company's transfer agent without a signed consent from the Lender . The Lender is intended to be and is a third - party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the signed written consent of the Lender . Except from and after the date that you resign or are terminated or removed as the Company's transfer agent, these irrevocable instructions may not be repealed, withdrawn or countermanded by the Company without the prior written consent of the Lender . The Company acknowledges that the Lender is relying on the representations and covenants made by the Company in this agreement and that the representations and covenants contained in this agreement constitute a material inducement to the Lender purchasing the Note and the Warrant . The Company further acknowledges that without such representations and covenants of the Company, the Lender would have purchased neither the Note or the Warrant . The Lender is an intended third - party beneficiary of this agreement . The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Lender will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced . Therefore, in the event of a breach or threatened breach of this agreement, the Lender shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without

3 Docusign Envelope ID: 117C28AC - 7ADA - 471E - A016 - 3FA240F97C49 being required to show any actual damage or to post any bond or other security, or to a decree for a specific performance of the provisions of this letter. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly or indirectly pursuant to or under this agreement shall be brought solely in a federal or state court located in the State of New York . By its execution hereof, the parties hereto covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York . The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto . [Signature page to follow]

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Docusig n Envelope ID : 117C28AC - 7ADA - 471 E - A0 16 - 3FA240F97C49 [SIGNATURE PAGE TO TRANSFER AGENT LETTER} Very trul y yours , LAMY ' "'" ' '" By: fl.toJf - Dw u - Name : a1WP l!>?t "%98 r Title: C hi ef E xec uti ve Officer Acknowledged and Agreed as of the date first written above: VStock Transfer S i gned: - r - -- l,, - &_ - ,..,,, ;;:,.u - + - t ,,£ - ---- ' - - - B y - : ' - "# - .,..,.....,,_ - '=P H _ _ _ _ _ Title: - + - ,,..... _,_....,.. . _ _ .....,.. _ _

EXHIBIT A (Note) [EXHIBIT A TO TRANSFER AGENT LETTER]